Exhibit (h)(v)(A)
                                                       DATED: SEPTEMBER 20, 2000
                                                          AMENDED: JULY 14, 2003


                               FORM OF SCHEDULE A
                                     TO THE
                           SHAREHOLDER SERVICING PLAN


         This Shareholder Servicing Plan shall be adopted with respect to the following Funds (and Classes) of Fifth Third Funds:


Name of Fund:                                                     Class:
-------------                                                     ------
Fifth Third Balanced Fund                                         Class C Shares
Fifth Third Intermediate Bond Fund                                Class C Shares
Fifth Third Disciplined Large Cap Value Fund                      Class C Shares
Fifth Third International Equity Fund                             Class C Shares
Fifth Third Mid Cap Growth Fund                                   Class C Shares
Fifth Third Municipal Bond Fund                                   Class C Shares
Fifth Third Ohio Municipal Bond Fund                              Class C Shares
Fifth Third Large Cap Opportunity Fund                            Class C Shares
Fifth Third Quality Growth Fund                                   Class C Shares
Fifth Third Technology Fund                                       Class C Shares
Fifth Third U.S. Government Bond Fund                             Class C Shares
Fifth Third Bond Fund                                             Class C Shares
Fifth Third Intermediate Municipal Bond Fund                      Class C Shares
Fifth Third Prime Money Market Fund                               Class C Shares
Fifth Third Multi Cap Value Fund                                  Class C Shares
Fifth Third Micro Cap Value Fund                                  Class C Shares
Fifth Third Strategic Income Fund                                 Class C Shares
Fifth Third Worldwide Fund                                        Class C Shares
Fifth Third International GDP Fund                                Class C Shares
Fifth Third Small Cap Growth Fund                                 Class C Shares
Fifth Third Equity Index Fund                                     Class C Shares
Fifth Third Large Cap Core Fund                                   Class C Shares
Fifth Third Short Term Bond Fund                                  Class C Shares
Fifth Third Michigan Municipal Bond Fund                          Class C Shares
Fifth Third LifeModel Conservative FundSM                         Class C Shares
Fifth Third LifeModel Moderately
         Conservative FundSM                                      Class C Shares
Fifth Third LifeModel Moderate FundSM                             Class C Shares
Fifth Third LifeModel Moderately
         Aggressive FundSM                                        Class C Shares
Fifth Third LifeModel Aggressive FundSM                           Class C Shares


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

Fifth Third Small Cap Value Fund                                  Class C Shares

                 In compensation for the services provided pursuant to this Plan, the Trust shall pay the Distributor or financial institution a service fee at the end of each month at the annual rate of up to 0.25% of the average daily net assets attributable to the Class C Shares of each Applicable Fund held during the month.


         FIFTH THIRD FUNDS

         By: __________________
         Name:  David Bunstine
         Title:  President

                                                       DATED: SEPTEMBER 20, 2000
                                                          AMENDED: JULY 14, 2003


                               FORM OF SCHEDULE B
                                     TO THE
                           SHAREHOLDER SERVICING PLAN


         This Shareholder Servicing Plan shall be adopted with respect to the following Funds (and Classes) of Fifth Third Funds:


Name of Fund:                                              Class:
-------------                                              ------
Fifth Third Equity Index Fund                              Trust Class Shares
Fifth Third Municipal Money Market Fund                    Trust Class Shares
Fifth Third Institutional Money Market Fund                Trust Class Shares
Fifth Third U.S. Treasury Money Market Fund                Trust Class Shares
Fifth Third Institutional Government Money                 Trust Class Shares
Market Fund


                 In compensation for the services provided pursuant to this Plan, the Trust shall pay the Distributor or financial institution a service fee at the end of each month at the annual rate of up to 0.25% of the average daily net assets attributable to the Trust Class Shares of each Applicable Fund held during the month.


         FIFTH THIRD FUNDS

         By: __________________
         Name:  David Bunstine
         Title:  President

                                                       DATED: SEPTEMBER 20, 2000
                                                          AMENDED: JULY 14, 2003


                               FORM OF SCHEDULE C
                                     TO THE
                           SHAREHOLDER SERVICING PLAN


         This Shareholder Servicing Plan shall be adopted with respect to the following Funds (and Classes) of Fifth Third Funds:


Name of Fund:                                                   Class:
-------------                                                   ------
Fifth Third Equity Index Fund                                   Preferred Shares
Fifth Third Municipal Money Market Fund                         Preferred Shares
Fifth Third Institutional Money Market Fund                     Preferred Shares
Fifth Third U.S. Treasury Money Market Fund                     Preferred Shares
Fifth Third Institutional Government Money                      Preferred Shares
Market Fund


                 In compensation for the services provided pursuant to this Plan, the Trust shall pay the Distributor or financial institution a service fee at the end of each month at the annual rate of up to 0.15% of the average daily net assets attributable to the Preferred Shares of each Applicable Fund held during the month.


         FIFTH THIRD FUNDS

         By: __________________
         Name:  David Bunstine
         Title:  President

                                                       DATED: SEPTEMBER 20, 2000
                                                          AMENDED: JULY 14, 2003


                               FORM OF SCHEDULE D
                                     TO THE
                           SHAREHOLDER SERVICING PLAN


         This Shareholder Servicing Plan shall be adopted with respect to the following Funds (and Classes) of Fifth Third Funds:


Name of Fund:                                                     Class:
-------------                                                     ------
Fifth Third Equity Index Fund                                     Select Shares
Fifth Third Municipal Money Market Fund                           Select Shares
Fifth Third Institutional Money Market Fund                       Select Shares
Fifth Third U.S. Treasury Money Market Fund                       Select Shares
Fifth Third Institutional Government Money                        Select Shares
Market Fund

                 In compensation for the services provided pursuant to this Plan, the Trust shall pay the Distributor or financial institution a service fee at the end of each month at the annual rate of up to 0.08% of the average daily net assets attributable to the Select Shares of each Applicable Fund held during the month.


         FIFTH THIRD FUNDS

         By: __________________
         Name:  David Bunstine
         Title:  President